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                                                                Exhibit 23.01(d)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of our Firm under the caption "Experts" and to the use of our report, dated February 20, 1998, for CMS Management Services Company,
in the Requisition Statement (Form S-1, File 333-0    ) and related Prospectus
of Corporate Staffing Resources, Inc.


                                    /s/ McGladrey & Pullen, LLP


South Bend, Indiana
May 26, 1998